Exhibit 10.1

AEOLUS PHARAMACEUTICALS, INC.
SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of               , 2012, between Aeolus Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of the purchasers identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 as promulgated by the U.S. Securities and Exchange Commission (the “Commission”) under the Securities Act, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the number of units (the “Units”) set forth beneath such Purchaser’s name on the signature pages hereof, with each unit consisting of (i) one (1) share of common stock, par value $0.01 per share (the “Common Shares”), and (ii) a warrant to purchase 0.75 shares of Common Stock (each, a “Warrant” and collectively, the “Warrants”), as more fully described in this Agreement (the “Offering”); and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement (including in the preamble and recitals above), for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Closing” means the closing of the purchase and sale of the Units pursuant to Section 2.1.

“Closing Date” means the Trading Day on which this Agreement has been executed and delivered by the parties hereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the securities comprising the Units, in each case, have been satisfied or waived.

“Common Shares” means the shares of Common Stock issued to the Purchasers pursuant to this Agreement.

“Common Stock Equivalents” means, collectively, Options and Convertible Securities.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, other than restrictions imposed by securities laws

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

“Per Unit Purchase Price” equals $0.30 per Common Share.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the OTC Bulletin Board of the Financial Industry Regulatory Authority, Inc.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means the aggregate amount to be paid for the Units purchased hereunder as specified beneath each Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Trading Day” means a day on which the Principal Market is open for trading.

“Transaction Documents” means this Agreement and the schedules and exhibits attached hereto, the Registration Rights Agreement and the schedules and exhibits attached thereto, the Warrants and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto.

ARTICLE II.
PURCHASE AND SALE

2.1 Authorization of Securities; Closing.

(a) Authorization.  The Company has duly authorized the issuance and sale at the Closing of up to (i) 3,333,333 Units at the Per Unit Purchase Price for an aggregate purchase price of up to $1,000,000, (ii) up to 3,333,333 Common Shares to be issued as part of the Units, (iii) Warrants to purchase an aggregate of up to 2,500,000 shares of Common Stock, substantially in the form attached hereto as Exhibit B, and (iv) up to 2,500,000 shares of Common Stock issuable upon the exercise of the Warrants (collectively, the “Warrant Shares”, and together with the Common Shares and the Warrants, the “Securities”).

(b) Closing.  (b)                      On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrently with the execution and delivery of this Agreement by the parties hereto, the Company shall sell, and each Purchaser shall purchase, the number of Units specified beneath each such Purchaser’s name on the signature pages hereto.  At the Closing, each Purchaser shall deliver to the Company, via wire transfer of immediately available funds, an amount equal to such Purchaser’s Subscription Amount as set forth beneath such Purchaser’s name on the signature page hereto, and the Company shall deliver to such Purchaser the securities represented by the Units so purchased, and the Company and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing.  Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of the Company or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser (or any appointed representative of such Purchaser) the following:

(i) this Agreement, duly executed by the Company;

(ii) A duly executed stock certificate representing the Common Shares purchased hereunder;

(iii) The Warrants purchased hereunder, duly executed by the Company;

(iv) the Registration Rights Agreement, duly executed by the Company;

(v) a certificate of the Company signed by its President and Chief Executive Officer and dated as of the Closing Date, stating that the conditions in Section 2.3(b)(i) have been satisfied; and

(vi) a certificate of the Company’s Secretary, dated as of the Closing Date, certifying (A) the Company’s certificate of incorporation and bylaws, as then in effect and attached thereto, (B) the resolutions adopted by the Company’s Board of Directors authorizing the transactions contemplated hereby and attached thereto, and (C) as to the signatures and authority of Persons signing the Transaction Documents and related documents on behalf of the Company.

(b) On or prior to the Closing Date, each of the Purchasers shall deliver or cause to be delivered to the Company:

(i) this Agreement, duly executed by the Purchaser;

(ii) the Purchaser’s Subscription Amount by wire transfer of immediately available funds to the account as specified in writing by the Company;

(iii) The Warrants, duly executed by such Purchaser;

(iv) the Registration Rights Agreement, duly executed by the Purchaser; and

(v) a fully completed and duly executed Selling Stockholder Questionnaire, reasonably satisfactory in form and substance to the Company and its counsel.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met by each Purchaser or waived by the Company:

(i) each of the representations and warranties of the Purchasers contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date, and all covenants and agreements contained herein to be performed on the part of the Purchasers and all conditions contained herein to be fulfilled or complied with by the Purchasers at or prior to the Closing Date shall have been duly performed, fulfilled or complied with; and

(ii) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met by the Company or waived by such Purchaser:

(i) each of the representations and warranties of the Company contained herein shall be true and correct in all respects (in the case of any representation or warranty containing a materiality or Material Adverse Effect qualification) or in all material respects (in the case of any representation or warranty not containing a materiality or Material Adverse Effect qualification) at the Closing Date as if made on and as of such date (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to the Closing Date shall have been duly performed, fulfilled or complied with, unless such conditions have been waived;

(ii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iii) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(iv) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on the New York Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or in the over-the-counter market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchasers, makes it impracticable or inadvisable to purchase the Securities at the Closing; and

(v) no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement, and which could, individually or in the aggregate, have a Material Adverse Effect.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company.  Except as set forth in any of the SEC Reports (as defined in Section 3.1(g) below) or any documents incorporated by reference therein, which such filings, writings and documents shall qualify such representations and warranties in their entirety to the extent of the disclosures contained therein, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Organization and Qualification.  Each of the Company and its subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Each of the Company and its subsidiaries is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith, other than in connection with the Required Actions.  Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Issuance of the Securities.  All corporate action required to be taken by the Company for the authorization, issuance and sale of the Securities has been duly and validly taken.  When the Common Shares and Warrant Shares have been issued and delivered against payment therefor as provided herein, such Common Shares and Warrant Shares when so issued and sold will be duly and validly issued, fully paid and non-assessable and the Purchaser in whose names such securities are registered will acquire good and valid title to such securities, in each case free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement.  No further approval or authority of the Board of Directors or the stockholders of the Company will be required for the issuance and sale of any of the Securities, as contemplated herein.  The Warrants have been duly and validly authorized by the Company and upon delivery to the Purchasers at the Closing Date will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights and remedies of creditors generally or subject to general principles of equity.

(d) No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not:  (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws in effect as of the date of execution of this Agreement, or (ii) subject to taking the Required Actions (as defined below), conflict with, breach, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Permit (as defined below) agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii) immediately above, such as would not, individually or in the aggregate: (a) adversely affect the legality, validity or enforceability of any of the Transaction Documents, (b) reasonably be expected to have or result in a material adverse effect on the results of operations, assets, business, operations or financial condition of the Company and its subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of foregoing clauses (a), (b) or (c), a “Material Adverse Effect”).

(e) No Violation.  Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or bylaws in effect as of the date of execution of this Agreement, or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any agreement, mortgage, indenture, credit facility, indebtedness or other instrument (evidencing a Company indebtedness or otherwise) or other understanding to which the Company or any of its subsidiaries is a party or by which any property or asset of the Company or any of its subsidiaries is bound or affected, or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except, in the case of each of clauses (ii) and (iii) immediately above, such as would not, individually or in aggregate, have a Material Adverse Effect.

(f) Filings and Consents.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing of a Form 8-K disclosing the transactions contemplated hereby (the “Form 8-K Filing”), (ii) the filing with the Commission of a Notice of Exempt Offering of Securities on Form D, (iii) applicable state securities filings, and (iv) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement (collectively, the actions and/or approvals specified in subclauses (i)-(iv) immediately above are referred to herein as the “Required Actions”).

(g) SEC Reports.  The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except to the extent that unaudited financial statements may not contain all footnotes required by GAAP, and such statements fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.  The Company’s independent registered public accounting firm is identified in the Annual Report on Form 10-K for the fiscal year ended September 30, 2011 (the “2011 Form 10-K”), and such accounting firm is a registered public accounting firm as required by the Exchange Act.

(h) Capitalization.  The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than (ii) pursuant to the exercise of stock options under the Company’s stock option plans, and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act.  No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.  Except as described above and in the Company’s SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents, other than as a result of the purchase and sale of the Securities.  The issuance and sale of the Common Shares and the Warrant Shares, will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable.  There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders that are not described in the SEC Reports.

(i) Sarbanes-Oxley Act Compliance.  The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 that are applicable to it as of the Closing Date.

(j) No Undisclosed Liabilities.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans.  The Company does not have pending before the Commission any request for confidential treatment of information.

(k) No Litigation.  There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities, or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(l) Permits.  Each of the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports (collectively, “Permits”), except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any such Permit.

(m) Title to Property and Assets.  Each of the Company and its subsidiaries has good and marketable title in fee simple to all real property described in the SEC Reports as being owned by it, and good and marketable title to all tangible properties and assets described in the SEC Reports as being owned by it, in each case free and clear of all Liens, except (i) as set forth in the SEC Reports, (ii) for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries and (iii) Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. The Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted, except where the failure to so own or lease would not have a Material Adverse Effect.

(n) Patents and Trademarks.  Each of the Company and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”).  Neither the Company nor any subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any subsidiary violates or infringes upon the rights of any Person.  To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Insurance.  Each of the Company and its subsidiaries carries, or is covered by, insurance from insurers of recognized financial responsibility in such amounts and covering such risks as is customary for companies engaged in similar businesses in similar industries.  All policies of insurance of the Company and its subsidiaries are in full force and effect; each of the Company and its subsidiaries is in compliance with the terms of such policies in all material respects; and none of the Company or its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Company or its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.

(p) Environmental.  Each of the Company and its subsidiaries (i) is in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (ii) has received and is in compliance with all Permits required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in each case, where such non-compliance with Environmental Laws, failure to receive required Permits, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. The Company has not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(q) Employee Benefit Plans.  Except as would not, individually or in the aggregate, have a Material Adverse Effect: (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company nor any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(r) Taxes.  The Company has filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company, nor does the Company have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no pending dispute with any taxing authority relating to the Company’s payment of taxes in any material amount except which the Company is contesting in good faith and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Company’s financial statements included in the 2011 Form 10-K.

(s) Transactions With Affiliates and Employees.  None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(t) No General Solicitation; Certain Fees.  Neither the Company, nor any of its subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(u) No Integration.  None of the Company, its subsidiaries, any of their Affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act, whether through integration with prior offerings or otherwise.  None of the Company, its subsidiaries, their Affiliates or any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would (i) require registration of any of the Securities under the Securities Act, (ii) cause the Offering of the Securities to be integrated with other offerings in violation of the Securities Act or (iii) cause the sale and issuance of the Securities to be subject to any stockholder approval requirement.

(v) Investment Company.  The Company is not, and, except for its affiliation with Xmark Opportunity Partners, LLC, is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(w) Registration Rights.  Except as set forth in or contemplated by the Registration Rights Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company as a result of the transactions contemplated by this Agreement.

(x) Disclosure.  Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agents or counsel with any information that it believes constitutes constitute material, non-public information which is not otherwise disclosed in the SEC Reports or will be disclosed in the Form 8-K Filing.   The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company.

(y) Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(z) OFAC.  Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any affiliate, joint venture partner or other Person, which, to the Company's knowledge, will use such proceeds for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

The Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those representations and warranties specifically set forth in this Agreement.

3.2 Representations and Warranties of the Purchaser.  Each Purchaser, severally and not jointly, represents and warrants with respect to only itself, as of the Closing Date, that:

(a) Organization; Authority.  The Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of the Transaction Documents to which it is a party, and the performance by the Purchaser of the transactions contemplated by such Transaction Documents, have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser.  Each of the Transaction Documents to which the Purchaser is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms of such Transaction Document, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Purchaser of each of the Transaction Documents to which it is a party, and the consummation by the Purchaser of the transactions contemplated by each such Transaction Document, do not and will not (i) conflict with or violate any provision of the Purchaser’s certificate of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected.

(c) Investment Purpose.  The Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities or any part thereof in compliance with applicable federal and state securities laws).  The Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(d) Certain Transactions. Other than consummating the transactions contemplated hereunder, the Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first became aware of the proposed transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other Persons party to this Agreement and its Affiliates and their respective investment advisors, agents, counsel and other advisors, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

(e) Accredited Investor Status; Reliance on Exemptions.  At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any warrants, it will be either: (i) an “accredited investor” as defined in Rule 501 under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.  Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(f) Access to Information; Independent Investigation.  Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Purchaser.  Such Purchaser and its advisors, if any, in acquiring the Securities, have relied solely on their independent investigation of the Company and have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein.  Such Purchaser understands that its investment in the Securities involves a high degree of risk.  Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(g) Suitability of Investment.  Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) No General Solicitation. Such Purchaser is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(i) Residency.  Such Purchaser is a resident of that jurisdiction specified beneath the Purchaser’s name on the signature pages hereto.

(j) Transfer or Resale.  Such Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document.).

(k) Restricted Securities.  Such Purchaser understands that the certificates or other instruments representing the Securities shall, until such time as the resale of the Common Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement, shall bear any applicable legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT (II) UNLESS SOLD OR TRANSFERRED TO A “QUALIFIED INSTITUTIONAL BUYER” WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT OR (III) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(l) Change of Control. Such Purchaser has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the Exchange Act.

The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Securities Laws Disclosure; Publicity.  The Company shall, if required, within the time prescribed under the Exchange Act file a current report on Form 8-K disclosing the material terms of the transaction and including the Transaction Documents as exhibits thereto.  From and after the issuance of such Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered to any Purchaser by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Agreement.  The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchasers shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any of the Purchasers, or without the prior consent of the Purchasers, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.2 Non-Public Information.  Except with respect to the material terms and conditions of the transactions contemplated by this Agreement which will subsequently become public information in accordance with Section 4.1, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchasers or their agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto each of the Purchasers shall have executed a written agreement with the Company regarding the confidentiality and use of such information.  The Company understands and confirms that the Purchasers shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.3 Use of Proceeds.  The Company shall use the net proceeds from the sale of the Units for general business and working capital purposes.

4.4 Indemnification of Purchaser.  Subject to the provisions of this Section 4.4 and to the extent permitted by law, the Company will indemnify and hold each Purchaser, its Affiliates, and their respective directors, managers, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, managers, officers, stockholders, agents, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (“Damages”) that any Purchaser Party may suffer or incur due to a claim by a third party as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or (b) any action instituted against a Purchaser in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by this Agreement (except to the extent such Damages are based upon a breach of the Purchaser’s representations, warranties or covenants under this Agreement or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance).  If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party.  The Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel.  The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement.

4.5 Reservation of Common Stock.  As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of any Liens, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock issued (i) as part of the Units purchased pursuant to this Agreement, and (ii) upon the exercise of the Warrants issued as part of the Units purchased pursuant to this Agreement.

4.6 Equal Treatment of Purchasers.  The sale and purchase of the Units to a Purchaser under this Agreement is, and shall be, on the same terms and conditions offered all other Purchasers of the Units in the Offering.  If the Company offers better terms to any other purchaser of Units in the Offering than are being offered to the Purchasers under this Agreement, including, without limitation, by amendment or modification to this Agreement or otherwise, then the Company shall offer to sell the Units to the Purchaser on the same terms.

4.7 Certain Transactions and Confidentiality. Each Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Form 8-K as described in Section 4.1.  Each Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Form 8-K as described in Section 4.1, such Purchaser will maintain the confidentiality of the existence and terms of this transaction.  Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.1 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its subsidiaries after the issuance of the initial press release as described in Section 4.1.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenants and agreements set forth in the first two sentences of this Section 4.7 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.8 Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company or to an affiliate of a Purchaser or to an entity managed by a Purchaser (provided, in such case the prospective transferee agrees in all such instances in writing to be subject to the terms hereof to the same extent as if he or she were an original Purchaser hereunder), the Company may require the transferor thereof to provide to the Company an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

4.9 No Integration.  The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, make any offers or sales of any security or solicit offers to buy or otherwise negotiate in respect of any offer or sale of any security (other than the Securities) under circumstances that would cause the offering of the Securities to be integrated with any other offering of securities by the Company (i) for the purpose of any stockholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

ARTICLE V.
MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before April 30, 2012; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

5.2 Fees and Expenses.  Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.3 Entire Agreement.  This Agreement, together with the other Transaction Documents and the exhibits and schedules hereto and thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the next  Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers.  Prior to Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers obligated to purchase at least 50% of the Units or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. After the Closing, no provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least 50% of the outstanding Securities or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger, consolidation or sale of all or substantially all of the Company’s assets).  A Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and the Purchaser Parties (with respect to Section 4.4) and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.9 Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11 Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12 Replacement of Certificates.  If any certificate evidencing the securities issued or issuable hereunder is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity or security, if requested.  The applicant for a new certificate under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificates.

5.13 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under this Agreement.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Construction.  The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.  In addition, each and every reference to share prices and shares of capital stock in this Agreement shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.15 WAIVER OF JURY TRIAL.  IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

5.16 Survival of Representations, Warranties and Agreements. All representations and warranties made by the Company and each of the Purchasers herein will survive the execution of this Agreement, the Closing and the delivery to the Purchasers of the Units being purchased and the payment therefor until the first anniversary of the Closing Date, except for those representations and warranties which speak as of a specific date.  All covenants and other agreements set forth in this Agreement shall survive the Closing for the respective periods set forth therein and if no such period is specified until the first anniversary of the Closing Date.  Notwithstanding anything to the contrary contained herein, Sections 4.1, 4.4, and 5.5 shall survive for the applicable statute of limitations.

5.17 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

5.18 Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.  Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

AEOLUS PHARAMACEUTICALS, INC.	Address for Notice: 26361 Crown Valley Parkway, Suite 150 Mission Viejo, California 92691 Attn: President
By: /s/ John McManus John McManus President and Chief Executive Officer With a copy to (which shall not constitute notice):
K&L Gates LLP 1900 Main Street Suite 600 Irvine, CA 92614 Attn: Michael A. Hedge, Esq. Fax: (949) 623-4454

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notices to Purchaser:

Address for Delivery of certificated Securities for Purchaser (if not same as address for notices):

_______________________________________________________________________________
_______________________________________________________________________________

Subscription Amount: $

No. of Units Purchased:                                                               , comprised of:

No. of Common Shares:
No. of Common Stock Warrants:

EIN Number:  ________________________________

[Purchaser Signature Page to Aeolus Pharmaceuticals, Inc. Securities Purchase Agreement]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT